Contacts: Ilene Fiszel Bieler Marc Hazelton +1 617-664-3477 +1 617-513-9439 State Street Corporation Announces Results of CCAR 2018 Boston, Thursday, June 28, 2018 State Street Corporation (NYSE:STT) today announced that the Federal Reserve did not object to the Company's capital plan as part of the 2018 Comprehensive Capital Analysis and Review (CCAR) process. The capital plan includes an increase in the common stock dividend and a new common stock purchase program. In connection with its non-objection, the Federal Reserve is requiring State Street to enhance the management and analysis of counterparty exposures under stress. The Company is not expected to resubmit its capital plan after completing these enhancements. Given this year’s severe stress scenario, State Street took a conservative approach in developing its capital plan submission. The capital plan includes an increase to the quarterly common stock dividend to $0.47 per share, from $0.42 per share, beginning in the third quarter of 2018. State Street’s Board of Directors will consider this increase in common stock dividend at its regularly scheduled meeting in July 2018. Additionally, State Street’s Board has approved a new common stock purchase program authorizing the purchase of up to $1.2 billion of its common stock. This program was included in the capital plan submitted in April and will be effective during the period of July 1, 2018 through June 30, 2019. State Street’s third quarter 2018 common stock and other stock dividends, including the declaration, timing and amount thereof, remain subject to consideration and approval by State Street’s Board of Directors at the relevant times. The timing of any repurchases, type of transaction and number of shares purchased under the newly authorized common stock purchase program will depend upon various factors, including alternative investment opportunities, such as merger and acquisition activity, internal capital generation, market conditions, State Street’s capital position, the amount of common stock issued as part of employee compensation programs and other factors. Stock purchases may be made using various types of transactions, including open-market purchases, accelerated share repurchases or other transactions off the market, and may be made under Rule 10b5-1 trading programs. The common stock purchase program does not have specific price targets and may be suspended at any time. STATE STREET CORPORATION 1

About State Street Corporation State Street Corporation (NYSE: STT) is one of the world's leading providers of financial services to institutional investors, including investment servicing, investment management and investment research and trading. With $33.3 trillion in assets under custody and administration and $2.7 trillion* in assets under management as of March 31, 2018, State Street operates in more than 100 geographic markets and employs over 37,000 worldwide. For more information, visit State Street’s website at www.statestreet.com. * Assets under management include the assets of the SPDR® Gold ETF and the SPDR® Long Dollar Gold Trust ETF (approximately $36 billion as of March 31, 2018), for which State Street Global Advisors Funds Distributors, LLC (SSGA FD) serves as marketing agent; SSGA FD and State Street Global Advisors are affiliated. Forward-Looking Statements This news release contains forward-looking statements as defined by United States securities laws, including statements relating to the content of, and State Street’s goals and expectations regarding, its capital plan, involving common stock dividends and purchases, and expectations for returning capital to shareholders. Forward-looking statements are often, but not always, identified by such forward-looking terminology as “plan,” “propose,” “will,” “priority,” “intend,” “expect,” “may,” “objective,” “forecast,” “outlook,” “believe,” “anticipate,” “estimate,” “seek,” “trend,” “target,” “strategy” and “goal,” or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any date subsequent to the date of this news release. Factors that could cause changes in the expectations or assumptions on which forward-looking statements are based cannot be foreseen with certainty and include, but are not limited to: • requirements to obtain the prior approval or non-objection of the Federal Reserve or other U.S. and non- U.S. regulators, including, without limitation, compliance with Federal Reserve expectations (conveyed to State Street in connection with CCAR 2018 or thereafter) regarding enhancements to the management and analysis of counterparty exposures under stress, for the use, allocation or distribution of the Company’s capital or other specific capital actions or corporate activities, including, without limitation, acquisitions, investments in subsidiaries, dividends and stock purchases, without which State Street’s growth plans, distributions to shareholders, share repurchase programs or other capital or corporate initiatives may be restricted; • changes in State Street’s leverage or other regulatory capital ratios resulting from increases in client deposits, interest rates or other factors; STATE STREET CORPORATION 2

• increases in the volatility of, or declines in the level of, State Street’s net interest income, changes in the composition or valuation of the assets recorded in the Company’s consolidated statement of condition (and State Street’s ability to measure the fair value of investment securities) and changes in the manner in which it funds those assets; • the liquidity of the U.S. and international securities markets, particularly the markets for fixed-income securities and inter-bank credits; the liquidity of the assets on State Street’s balance sheet and changes or volatility in the sources of such funding, particularly the deposits of State Street’s clients; and demands upon our liquidity, including the liquidity demands and requirements of State Street’s clients; • the level and volatility of interest rates, the valuation of the U.S. dollar relative to other currencies in which State Street records revenue or accrues expenses and the performance and volatility of securities, credit, currency and other markets in the U.S. and internationally; and the impact of monetary and fiscal policy in the U.S. and internationally on prevailing rates of interest and currency exchange rates in the markets in which State Street provides services to its clients; • the credit quality, credit-agency ratings and fair values of the securities in State Street’s investment securities portfolio, a deterioration or downgrade of which could lead to other-than-temporary impairment of such securities and the recognition of an impairment loss in the Company’s consolidated statement of income; • State Street’s ability to attract deposits and other low-cost, short-term funding; State Street’s ability to manage the level and pricing of such deposits and the relative portion of our deposits that are determined to be operational under regulatory guidelines; and the Company’s ability to deploy deposits in a profitable manner consistent with our liquidity needs, regulatory requirements and risk profile; • adverse changes in the regulatory ratios that State Street is, or will be, required to meet, whether arising under the Dodd-Frank Act or implementation of international standards applicable to financial institutions, such as those proposed by the Basel Committee, or due to changes in regulatory positions, practices or regulations in jurisdictions in which we engage in banking activities, including changes in internal or external data, formulae, models, assumptions or other advanced systems used in the calculation of State Street’s capital or liquidity ratios that cause changes in those ratios as they are measured from period to period; • the results of, and costs associated with, governmental or regulatory inquiries and investigations, litigation and similar claims, disputes, or civil or criminal proceedings; • the credit agency ratings of State Street’s debt and depositary obligations and investor and client perceptions of the Company’s financial strength; and • adverse publicity, whether specific to State Street or regarding other industry participants or industry- wide factors, or other reputational harm. Other important factors that could cause actual results to differ materially from those indicated by any forward- looking statements are set forth in State Street’s 2017 Annual Report on Form 10-K and the Company’s subsequent SEC filings. Investors are encouraged to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this news release should not be relied on as representing the Company’s expectations or beliefs as of any time subsequent to the time this news release is first issued, and State Street does not undertake efforts to revise those forward-looking statements to reflect events after that time. STATE STREET CORPORATION 3